This is filed pursuant to Rule 497(e).

AllianceBernstein Exchange Reserves
File Nos. 33-74230 and 811-08294.

[LOGO]SM ALLIANCEBERNSTEIN INVESTMENT
     RESEARCH AND MANAGEMENT, INC.

                                             ALLIANCEBERNSTEIN EXCHANGE RESERVES

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Supplement dated September 9, 2004 to the Prospectus dated February 2, 2004 of
AllianceBernstein Exchange Reserves. This Supplement supersedes the Supplement dated August 6, 2004 and should be read in conjunction with the Prospectus.

The sections of the Prospectus entitled "SALES CHARGE REDUCTION PROGRAMS," "PURCHASE AND SALE OF SHARES" and "DISTRIBUTION ARRANGEMENTS" are deleted and replaced with the following:

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                              INVESTING IN THE FUND

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This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Fund that are offered in this Prospectus. The Fund offers four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The Pros and Cons of Different Share Classes" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Fund and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES

Class A, Class B and Class C Shares

You may purchase the Fund's Class A, Class B, or Class C shares for cash through financial intermediaries, such as broker-dealers or banks, or directly from the Fund's principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM, only if you have a financial intermediary of record. You may also purchase the Fund's shares through exchange if you hold shares of other AllianceBernstein Mutual Funds.

You may purchase the Fund's shares for cash and subsequently exchange them for shares of the same class of other AllianceBernstein Mutual Funds. The Fund's shares should be purchased for cash only for temporary investment pending exchange into another AllianceBernstein Mutual Fund and should not be held for a long-term investment.

Under the AllianceBernstein Dollar Cost Averaging Program, exchanges may be made automatically each month, thus producing a dollar cost averaging effect. Exchanges also may be made at other times of an investor's choosing.

Class B shares are available only for exchange from Class B shares of other AllianceBernstein Mutual Funds. The sale of Class B shares other than through exchange continues to be suspended. Additional contributions are permitted from existing AllianceBernstein prototype IRAs, qualified plans and other corporate retirement plans.

Purchases Minimums and Maximums
-------------------------------

Minimums:*

      --Initial:                         $2,500
      --Subsequent:                      $   50
      --Automatic Investment
        Program (monthly):               $  200

     * These purchase minimums may not apply to some retirement-related investment programs. Please see "Retirement and Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM. Until October 15, 2004 the Fund will accept initial investments of $1,000 or more and automatic investments of $25 or more. Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $200 monthly minimum.

The Automatic Investment Program allows investors to purchase shares of the Fund through pre-authorized transfers of funds from the investor's bank account. Please see the Fund's SAI for more details.

Maximum Individual Purchase Amount:

      --Class A shares                         None
      --Class B shares                     $100,000*
      --Class C shares                   $1,000,000

     * Until September 15, 2004, the maximum purchase of Class B shares is $250,000.

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined net asset value or NAV.

If you are an existing Fund shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. Alliance Global Investor Services, Inc., or AGIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's NAV. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares

You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;

o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund.

The Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

Retirement and Employee Benefit Plans

Special eligibility rules apply to some retirement and employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

o SEPs, traditional and ROTH IRAs (the minimums listed in the table above apply);

o    SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

o all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans") with assets of $1,000,000 or more;

o AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

o    AllianceBernstein-sponsored group retirement plans;

o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein Simple IRA plans; and

o certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares, provided that the Class B shares are otherwise available for purchase by the plans.

Class C shares are available to:

o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and 100 employees; and

o    group retirement plans with plan assets of less than $1,000,000.

Required Information

The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General

ABIRM may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees) and/or contingent deferred sales charges ("CDSCs"). Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B and Class C shares.

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                       WHAT IS A RULE 12b-1 FEE?

     A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the Fund's fee table near the front of the Prospectus.

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Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

The Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                                Distribution and/or Service (Rule
                                12b-1) Fee (as a Percentage of
                                Aggregate Average Daily Net Assets)
                                -----------------------------------
    Class A                                 .50%
    Class B                                1.00%
    Class C                                 .75%
    Advisor Class                          None

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares

Class A shares offer investors the choice of investing pending an investment by exchange into Class A shares of another AllianceBernstein Mutual Fund. You can purchase Class A shares for cash at NAV without an initial sales charge. Your investment will, however, be subject to a sales charge upon exchange of your Class A shares for the Class A shares of other AllianceBernstein Mutual Funds with sales charges.

Purchases of Class A shares in excess of $1,000,000 will be subject to a CDSC of up to 1% if you redeem your shares within 1 year. The CDSC also will apply to any Class A shares purchased by exchange for Class A shares of another AllianceBernstein Mutual Fund that did not have an initial sales charge because the purchase was for $1,000,000 or more. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the Fund's Class A shares.

When a group retirement plan terminates the Fund as an investment option, all investments in Class A shares of the Fund through the plan will be subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Fund's Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.

Class B Shares--Deferred Sales Charge Alternative

Class B shares are available only for exchange from Class B shares of other AllianceBernstein Mutual Funds. The sale of Class B shares other than through exchange continues to be suspended. Additional contributions are permitted from existing AllianceBernstein prototype IRAs, qualified plans and other corporate retirement plans.

Class B shares offer investors the choice of investing pending an investment by exchange into Class B shares of another AllianceBernstein Mutual Fund. Once such exchanges are again permitted (please see above), you can purchase Class B shares for cash at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                 Year Since Purchase            CDSC
                 -------------------            ----
                 First                          4.0%
                 Second                         3.0%
                 Third                          2.0%
                 Fourth                         1.0%
                 Fifth and thereafter           None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase. If you purchase the Fund's Class B shares by exchange from another AllianceBernstein Mutual Fund, your shares convert to Class A shares eight years after the date of the original purchase, not the date of exchange for the Fund's Class B shares.

Class C Shares--Asset-Based Sales Charge Alternative

Class C shares offer investors the choice of investing pending an investment by exchange into Class C shares of another AllianceBernstein Mutual Fund. You can purchase Class C shares for cash at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

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                      HOW IS THE CDSC CALCULATED?

The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein mutual fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

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Advisor Class Shares--Fee Based Program Alternative

You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

SALES CHARGE REDUCTION PROGRAMS

This section includes important information about sales charge reduction programs available to investors in Class A shares of other AllianceBernstein Mutual Funds into which you may exchange your Class A shares of the Fund and describes information or records you may need to provide to those Funds or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "Individual Investors - U.S." and then "Reducing or Eliminating Sales Charges"). More information on Breakpoints and other sales charge waivers is available in the applicable AllianceBernstein Mutual Fund's SAI.

Required Shareholder Information and Records

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the fund that the shareholder qualifies for a reduction. Without notification, the fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the fund or other AllianceBernstein Mutual Funds held in:

o    all of the shareholder's accounts at the fund or a financial intermediary;

o    any account of the shareholder at another financial intermediary; and

o accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

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                          You Can Reduce Sales Charges
                           When Buying Class A Shares

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Breakpoints or Quantity Discounts Offered by the AllianceBernstein Mutual Funds

The AllianceBernstein Mutual Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares of certain AllianceBernstein Mutual Funds to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of the fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                      Initial Sales Charge

                                      as % of       as % of
                                     Net Amount     Offering
       Amount Purchased               Invested       Price

       Up to $100,000                   4.44%         4.25%
       $100,000 up to $250,000          3.36          3.25
       $250,000 up to $500,000          2.30          2.25
       $500,000 up to $1,000,000        1.78          1.75
       $1,000,000 and above             0.00          0.00

Rights of Accumulation

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of the fund with the value of existing investments in the fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges

A shareholder may qualify for a Quantity Discount by combining purchases of shares of the fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of the fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

o an individual, his or her spouse, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

o a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

o    the employee benefit plans of a single employer; or

o any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the fund.

Letter of Intent

An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the fund offers a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the fund or any AllianceBernstein Mutual Fund within 13 months. The fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs

Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described below.

CDSC WAIVERS AND OTHER PROGRAMS

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                     Here Are Some Ways To Avoid Or Minimize
                              Charges On Redemption

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CDSC Waivers

The Fund will waive the CDSCs on redemptions of shares in the following circumstances, among others:

o    permitted exchanges of shares;

o    following the death or disability of a shareholder;

o if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70-1/2; or

o if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program

Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund under the Fund's Dividend Reinvestment Program. There is no CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan

A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Reinstatement Privilege

A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of the Fund at NAV, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABIRM has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan

The Fund offers a systematic withdrawal plan that permits the redemption of Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class C shares, shares held the longest would be redeemed first.

SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS

The Fund offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored, tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, which are different from those described in the Prospectus and the Fund's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in the Prospectus and the Fund's SAI. The Plans also may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets of $1,000,000 or more. When a non-AllianceBernstein-sponsored group retirement plan terminates the Fund as an investment option, all investments in Class A shares of the Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Fund's Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.

Class C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES

The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment and whether you intend to subsequently exchange your shares for shares of another AllianceBernstein Mutual Fund. If you are making a large cash purchase, thus qualifying for a reduced sales charge on a subsequent exchange, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a longer-term investing time frame.

If you are making a smaller cash purchase, you might consider purchasing Class B shares because no subsequent sales charge is assessed on subsequent exchanges of those shares. Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Choosing a Class of Shares for Group Retirement Plans

Group retirement plans with plan assets of $1,000,000 or more are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1-year CDSC may be waived. Class B shares are generally not available to group retirement plans. Class C shares are available to group retirement plans with plan level assets of less than $1,000,000.

Other

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

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     What is a Financial Intermediary?

     A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

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In the case of Class A shares, ABIRM may pay financial intermediaries selling shares of the Fund a fee of up to 1% on purchases of $1,000,000 or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C Shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.

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     Your financial advisor's firm receives compensation from the
     Fund, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

     -    12b-1 fees

     -    additional distribution support

     -    defrayal of costs for educational seminars and training

     - payments related to providing shareholder record-keeping and/or transfer agency services

     Please read the Prospectus carefully for information on this compensation.

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Other Payments for Distribution Services and Educational Support

In addition to the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2004, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $20,000,000. In 2003, ABIRM paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Fund and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Fund - Transfer Agency Services" below. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Operating Expenses" in the Prospectus.

--------------------------------------------------------------------------------

     If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

     Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

--------------------------------------------------------------------------------

As of the date of the Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     A.G. Edwards
     AIG SunAmerica
     American Express Financial Advisors
     AXA Advisors
     Banc of America
     Bank One Securities Corp.
     Charles Schwab
     Citicorp Investment Services
     Chase Investment Services
     Citigroup Global Markets
     Commonwealth Financial
     ING Advisors Network
     Legg Mason
     Linsco Private Ledger
     Merrill Lynch
     Morgan Stanley Dean Witter
     National Financial
     NPH Holdings
     Oppenheimer
     Piper Jaffray
     Raymond James
     RBC Dain Rauscher
     Securities America
     UBS Financial
     Wachovia Securities
     Wells Fargo
     WM Financial

Although the Fund may use brokers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds. Exchanges of Class A shares are made at the next-determined NAV less the amount of any applicable initial sales charge, which is described in the prospectus for the other AllianceBernstein Mutual Fund. As discussed above, your exchange of Class A shares may be eligible for a reduced sales charge under certain circumstances.

Exchanges of Class B, Class C and Advisor Class shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, AGIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Fund may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Selling Shares Through Your Broker or other Financial Advisor

Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund

By Mail

     -- Send a signed letter of instruction or stock power, along with certificates, to:

                        Alliance Global Investor Services
                                 P.O. Box 786003
                           San Antonio, TX 78278-6003

     --   For certified or overnight deliveries, send to:

                        Alliance Global Investor Services
                             8000 IH 10 W, 4th floor
                              San Antonio, TX 78230

     -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone

     -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

     -- AGIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

     -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

     -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check may not exceed $50,000 per day.

     -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of AllianceBernstein Mutual Fund shares or excessive or short-term trading that may disadvantage long-term fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. Money market funds, such as the Fund, are generally not subject to short-term trading strategies. However, the AllianceBernstein Mutual Funds will generally try to prevent market timing by utilizing the procedures described below. These procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of fund shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of fund shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect fund performance.

A fund that invests in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price (referred to as "time zone arbitrage"). The funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a fund calculates its NAV. While there is no assurance, the funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those funds that significantly invest in small cap securities, technology securities and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of an AllianceBernstein Mutual Fund should be made for investment purposes only. The funds seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. The funds will seek to prevent such practices to the extent they are detected by the procedures described below. The AllianceBernstein Mutual Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in fund shares. This surveillance process involves several factors, which include scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     o Account Blocking Procedures. If a fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of fund shares back to a fund or redemptions will continue to be permitted in accordance with the terms of the fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the fund that the account holder did not or will not in the future engage in excessive or short-term trading.

     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the AllianceBernstein Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to a fund, the fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of fund shares. For certain retirement plan accounts, the fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The funds will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of fund shares and avoid frequent trading in fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds and their agents to detect excessive or short duration trading in fund shares, there is no guarantee that a fund will be able to identify these shareholders or curtail their trading practices. In particular, a fund may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

HOW THE FUND VALUES ITS SHARES

The Fund's NAV, which is the price at which shares of the Fund are purchased and redeemed, is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund. Sales of Fund shares may be subject to a CDSC.

The Section of the Prospectus entitled "Management of the Fund" is amended by adding the following at the end of that section.

Transfer Agency and Retirement Plan Services

AGIS acts as the transfer agent for the Fund. AGIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

For more information, please refer to the Fund's SAI, call your financial advisor or visit our website at www.AllianceBernstein.com.

You should retain this Supplement with your Prospectus for future reference.


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(SM) This mark is used under license from the owner, AllianceBernstein
     Investment Research and Management, Inc.


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